UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2023
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Limeade, Inc.
(Exact name of registrant as specified in its charter)
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Washington (State or other jurisdiction of incorporation or organization)	000-56464 (Commission File Number)	06-1771116 (I.R.S. Employer Identification Number)
10885 NE 4th Street Suite #400 Bellevue, WA 98004
(Address of principal executive offices and zip code)
(888) 830-9830
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	LME	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 3, 2023 (August 4, 2023 Australian Eastern Standard Time), Limeade, Inc. (“Limeade”) (ASX: LME), an immersive employee well-being company that creates healthy employee experiences, filed a release with the Australian Securities Exchange (“ASX”) describing the contemplated timeline for completion of the proposed merger between Limeade and Lotus Merger Sub, Inc. (“Merger Sub”), a Washington corporation and wholly owned direct subsidiary of WebMD Health Corp., a Delaware corporation (“WebMD”), pursuant to that certain Agreement and Plan of Merger, dated as of June 8, 2023, by and among Limeade, WebMD and Merger Sub. A copy of the ASX release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Media Release - "Merger Timetable"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It:

This communication relates to the proposed merger (the “Merger”) of Limeade, Inc. (the “Company”) with a wholly owned subsidiary of WebMD Health Corp. (“WebMD”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 8, 2023, by and among the Company, WebMD and Lotus Merger Sub, Inc., a Washington corporation and wholly owned direct subsidiary of WebMD. In connection with the proposed Merger, the Company filed a definitive proxy statement and other documents related to the proposed Merger, including a form of proxy, with the Securities and Exchange Commission (the “SEC”) on July 10, 2023 (Pacific Time) and will file or furnish other relevant materials with the SEC. The definitive proxy statement and a form of proxy were first mailed or otherwise furnished to the shareholders of the Company on July 10, 2023 (Pacific Time). BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. Investors and shareholders are able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.limeade.com. In addition, the documents (when available) may be obtained free of charge by directing a request by mail to Limeade, Inc., Attention: Secretary, 10885 NE 4th Street, Suite #400, Bellevue, WA 98004, or by telephone at 1-888-830-9830.

Participants in the Solicitation

The Company, WebMD and certain of their respective directors, executive officers, certain other members of management and employees of the Company and WebMD and agents retained by the Company may be deemed to be participants in the solicitation of proxies from shareholders of the Company in favor of the proposed Merger. Information about directors and executive officers of the Company and their beneficial ownership of the Company’s common stock is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2023 annual meeting of shareholders, as filed with the SEC on May 1, 2023. Certain directors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed Merger due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation is included in the proxy statement with respect to the proposed Merger the Company filed with the SEC and furnished to the Company’s shareholders.

Forward-Looking Statements

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed Merger and the ability to consummate the proposed Merger. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain shareholder approval as required for the proposed Merger; (2) the conditions to the closing of the proposed Merger may not be satisfied; (3) the proposed Merger may involve unexpected costs, liabilities or delays, including the payment of a termination fee by the Company to the buyer; (4) the business of the Company may suffer as a result of uncertainty surrounding the proposed Merger; (5) the effect of the announcement or pendency of the proposed Merger on the Company’s business relationships, including with customers and suppliers; (6) the outcome of any legal proceedings related to the proposed Merger; (7) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors, including, but not limited to, future response to, and effects of, the COVID-19 pandemic, including the Company’s continued operations, customer demand, supply chain availability and implementation of protective measures and public policy response to the COVID-19 pandemic, including legislation or restrictions; (8) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (9) the attention of the Company’s management and employees may be diverted from ongoing business concerns as a result of the proposed Merger; (10) limitations placed on the Company’s ability to operate its business under the Merger Agreement; (11) risks that the proposed Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed Merger; (12) the fact that under the terms of the Merger Agreement, the Company is restricted from soliciting other acquisition proposals after the date of the Merger Agreement; and (13) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be completed within the expected time period or at all, which may adversely affect the Company’s business and the price of the Company’s common stock.

The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with the information contained in the Company’s SEC filings, including, but not limited to, the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

Except as required by applicable law, the Company does not intend, and assumes no obligation, to update any forward-looking statements. The Company’s shareholders are advised, however, to consult any future disclosures the Company makes on related subjects as may be detailed in the Company’s other filings made from time to time with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of August, 2023.

LIMEADE, INC.

By:	/s/ Henry Albrecht
Name:	Henry Albrecht
Title:	Chief Executive Officer